SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 11, 2005


                            NewPower Holdings, Inc.
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      (Exact Name of Registrant as Specified in Its Charter)

 Delaware                          1-16157                     52-2208601
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(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)


P.O. Box 17296, Stamford CT                                        06907
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(Address of Principal Executive Offices)                      (Zip Code)


      Registrant's telephone number, including area code: (203) 329-8412
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

    (17 CFR 240.14d-2(b))

Item 8.01. Other Events.

      As previously reported, on August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"), a wholly owned subsidiary of the Company. As previously reported, on February 28, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective as of March 11, 2003, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC.

Settlement Agreement with LJM2-TNPC, LLC

      On December 20, 2004, the Bankruptcy Court isued an order approving a settlement agreement between LJM2-TNPC, LLC ("LJM2"), a shareholder of the Company, and the court-approved examiner for the Company and TNPC. Under the settlement agreement, the shares of the Company's common stock held by LJM2 shall be deemed an allowed claim under the Plan, and LJM2 shall be entitled to receive an interim distribution amount of $2,687,268, less a $50,000 final settlement amount payable to the Company.

November Monthly Operating Report

      The Company filed its monthly operating report for the period of October 31 - November 30, 2004 (the "November Monthly Operating Report") with the Bankruptcy Court on January 11, 2005. A copy of the November Monthly Operating Report is attached to this report as Exhibit 99.1 and incorporated in this report by reference.*

      THE NOVEMBER MONTHLY OPERATING REPORT CONTAINS INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, HAS NOT BEEN PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

      The Company cautions readers not to place undue reliance upon the information contained in the November Monthly Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the November Monthly Operating Report is complete. The November Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended.

*Certain attachments to the November Monthly Operating Report are not included as part of Exhibit 99.1, but are available at the office of the U.S. Trustee and the Bankruptcy Court. In addition, the Company undertakes to furnish a copy of any such omitted attachment to the Commission upon its request.

Cautionary Statement

      This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibit No. Description.

      99.1 Monthly Operating Report for the period October 31- November 30,
2004.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 11, 2005

                                 NEWPOWER HOLDINGS, INC.


                                 By: /s/ M. Patricia Foster
                                     -----------------------------------
                                     Name:   M. Patricia Foster
                                     Title:  President & Chief Executive
                                             Officer

                                 EXHIBIT INDEX

           The following exhibit is filed herewith:


Exhibit No.                 Description
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99.1  Monthly Operating Report for the period October 31 - November 30, 2004.